OMB APPROVAL

OMB Number:	3235-0059
Expires:	August 31, 2004
Estimated average burden hours per response	14.73

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LJ INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

LJ INTERNATIONAL INC.
Unit #12, 12/F, Block A
Focal Industrial Centre
21 Man Lok Street
Hung Hom, Kowloon, Hong Kong
(011) 852-2764-3622

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, December 5, 2003

To Our Shareholders:

     PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our Shenzhen office, 10th Floor, Block 18, Free Trade Zone, Shatoujiao, Shenzhen, People’s Republic of China, on Friday, December 5, 2003, at 3:30 p.m., local time, for the following purposes:

     1. To elect five directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified;

     2. To approve the establishment of our 2003 stock compensation plan for the benefit of our officers, directors, employees and advisors (the “2003 Stock Compensation Plan Proposal”); and

     3. To transact such other business as may properly come before the meeting or any adjournment.

     The board of directors has fixed the close of business on October 17, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment.

     A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

By Order of the Board of Directors

Ka Man Au Secretary

Dated: October 24, 2003

IMPORTANT

     Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

SOLICITATION OF PROXY
PURPOSE OF MEETING
VOTING AT MEETING
STOCK OWNERSHIP
BOARD OF DIRECTORS
ELECTION OF DIRECTORS
CERTAIN TRANSACTIONS
THE 2003 STOCK COMPENSATION PLAN PROPOSAL
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS
ANNUAL REPORT
OTHER BUSINESS
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

LJ INTERNATIONAL INC.
Unit #12, 12/F, Block A
Focal Industrial Centre
21 Man Lok Street
Hung Hom, Kowloon, Hong Kong

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, December 5, 2003

SOLICITATION OF PROXY

     The accompanying proxy is solicited on behalf of the board of directors of LJ International Inc. for use at our annual meeting of shareholders to be held at our Shenzhen office, 10th Floor, Block 18, Free Trade Zone, Shatoujiao, Shenzhen, People’s Republic of China, on Friday, December 5, 2003, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about October 24, 2003.

     Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted “FOR” the election as directors of those nominees named in the proxy statement, “FOR” the proposal to approve the establishment of the 2003 Stock Compensation Plan, and in accordance with his best judgment on all other matters that may properly come before the meeting.

     The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

PURPOSE OF MEETING

     As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

     1. To elect five directors to hold office for the term specified herein or until their successors are elected and qualified;

     2. To approve the establishment of the 2003 stock compensation plan for the benefit of our officers, directors, employees and advisors (the “2003 Stock Compensation Plan Proposal”); and

     3. To transact such other business as may properly come before the meeting or any adjournment.

VOTING AT MEETING

     Our voting securities consist solely of common stock, $.01 par value per share.

     The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 17, 2003, at which time we had outstanding and entitled to vote at the meeting 9,365,506 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

     The election of directors and approval of the 2003 Stock Compensation Plan Proposal each will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote. Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.

STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of December 31, 2002 by:

•	each person who is known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our current executive officers and directors; and

•	all directors and executive officers as a group.

As of December 31, 2002, we had 8,671,615 shares of our common stock issued and outstanding.

     This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.

     The address for each person named below is c/o LJ International Inc., Unit #12, 12/F, Block A, Focal Industrial Centre, 21 Man Lok Street, Hung Hom, Kowloon, Hong Kong.

	Number		Percent

Name of Beneficial Holder	Shares Beneficially Owned

Yu Chuan Yih	3,529,553	(1)(2)	36.5%
Ka Man Au	200,000	(3)	2.3%
Hon Tak Ringo Ng	200,000	(4)	2.3%
Po Yee Elsa Yue	6,000	(5)	*
Lionel C. Wang	0		*
Debora Mu Yong Yih	1,260,000	(6)	13.9%
All directors and executive officers as a group (5 persons)	3,935,553		37.5%

* Represents less than 1% of the outstanding common stock.

(1)	Of Mr. Yih’s 2,524,553 shares, 1,500,000 shares are owned of record by Pacific Growth Developments Ltd., a British Virgin Islands corporation, which is owned by Mr. Yih (60%), his wife Tammy Yih (20%) and an adult daughter, Bianca Tzu Hsiu Yih (20%).

(2)	Includes options currently exercisable to acquire 775,000 shares of common stock held by Mr. Yih and options currently exercisable to acquire 230,000 shares of common stock held by Mr. Yih’s wife at $2.00 per share at any time until April 30, 2008.

(3)	Represents options currently exercisable to acquire 200,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(4)	Represents options currently exercisable to acquire 200,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(5)	Represents options currently exercisable to acquire 6,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(6)	Includes options currently exercisable to acquire 400,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

BOARD OF DIRECTORS

     Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings. During the eight-month fiscal year ended December 31, 2002, the board met five times.

     We have established an audit committee, which consists of Messrs. Yih and Wang and Ms. Yue. Its functions are to:

•	recommend annually to our board of directors the appointment of our independent public accountants;

•	discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

•	review and approve non-audit services of the independent public accountants;

•	review compliance with our existing accounting and financial policies;

•	review the adequacy of our financial organization; and

•	review our management’s procedures and policies relative to the adequacy of our internal accounting controls and compliance with U.S. federal and state laws relating to financial reporting.

     The audit committee met once during the eight-month fiscal year ended December 31, 2002.

     We do not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the board of directors as a whole.

     No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

     Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board meetings.

ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

     Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

Nominees for Election as Directors

Name	Age	Position

Yu Chuan Yih	64	Chairman of the Board of Directors, President and Chief Executive Officer
Ka Man Au	39	Chief Operating Officer, Secretary and Director
Hon Tak Ringo Ng	43	Chief Financial Officer and Director
Po Yee Elsa Yue	39	Non-Executive Director
Lionel C. Wang	48	Non-Executive Director

     None of our directors and officers was selected due to any agreement or understanding with any other person. There is no family relationship between any of our directors or executive officers and any other director or executive officer.

     Mr. Yih established the business of Lorenzo Jewelry Ltd. and has served as president and managing director since 1987. Mr. Yih is primarily responsible for business development and overall company management. He has over 20 years of experience in semi-precious stone production and marketing. Mr. Yih had been a gemstone trader in Brazil and has extensive experience and relationships in gem sourcing and jewelry design. Mr. Yih is also the Founding Sponsor of the Hong Kong branch of the Gemological Institute of America (GIA), the nonprofit educational organization for the jewelry industry.

     Ms. Au has served as a director of Lorenzo Jewelry Ltd. since its incorporation in 1987. Ms. Au has been our chief operating officer since January 1, 2002 and is primarily responsible for our general administration, human resources, operations and management.

     Mr. Ng has served as our chief financial officer since September 1997 and as one of our directors since May 1, 2001. He received his Bachelor of Science degree in civil engineering from the University of London in 1984 and his Master of Commerce in accounting and commercial administration from the University of New South Wales in 1994. From July 1994 through September 1997, he was an audit senior with Moores Rowland C.A., Certified Public Accountants. Mr. Ng is a certified practising accountant of the Australian Society of CPAs.

     Ms. Yue has served as a non-executive director since December 1999. She is a graduate gemologist from the Gemological Institute of America and served as vice president of GIA, Hong Kong, from August 1994 to December 2002. Her responsibilities included managing the Hong Kong office and administering their education programs, marketing and related activities. Since December 2002, Ms. Yue has served as a manager for a colored gems import and export trading company.

     Mr. Wang has served as a non-executive director since June 1998. He received his Bachelor of Commerce from Tamkung University, Taipei, Taiwan in 1978, his Master of Business Administration from California State Polytechnic University in 1980, and his Master of Science from Stanford University in 1981. From 1984 to 1990, Mr. Wang was a marketing research analyst and senior strategic planning analyst for The Gillette Company, Boston, Massachusetts. From 1990 to 1995, he served as associate director and then director of product development for Information Resources, Inc., Waltham, Massachusetts. From 1995 to 1996, Mr. Wang was vice-president at Nielsen North America, with responsibility for analytical and modeling projects on the Kraft Foods/White Plains account. From 1996 until June 2000, Mr. Wang served as director of analytical services for The NPD Group, Inc., Port Washington, New York. From June 2000 until June 2001, he was vice president of product development for NFO Interactive, Greenwich, Connecticut. Since June 2001, Mr. Wang has been president of his own firm, Marketing and Innovation, LLC., Greenwich, Connecticut.

Compensation of Directors and Executive Officers

     The aggregate compensation paid by us to all of our directors and executive officers as a group for the eight-month fiscal year ended December 31, 2002 on an accrual basis, for services in all capacities, was $533,000. During the fiscal year ended December 31, 2002, we contributed an aggregate amount of $17,000 toward the pension plans of our directors and executive officers.

Executive Service Contract

     We entered into an employment agreement with Mr. Yu Chuan Yih, effective October 1, 2003, for a period of three years at an annual salary of $233,000. Mr. Yih’s remuneration package includes benefits with respect to an automobile. In addition, Mr. Yih is entitled to an annual management bonus of a sum to be determined by the board at its absolute discretion, having regard for our operating results and the performance of Mr. Yih during the relevant financial year. The amount payable to Mr. Yih will be decided by majority decision of the members of the board present in the meeting called for that purpose. Mr. Yih shall abstain from voting and not be counted in the quorum in respect of the resolution regarding the amount payable to him.

     On May 8, 2000, we granted Mr. Yih options exercisable to acquire 600,000 shares of common stock at $3.00 per share at any time until May 7, 2010.

     On October 17, 2000, we offered all option holders the opportunity to cancel all or some of their stock options in exchange for new options to be granted on April 30, 2001 to acquire an equal number of shares with an exercise price equal to the then last sale price of the stock on April 30, 2001 for a new term of seven years expiring April 30, 2008. Mr. Yih accepted the offer and now holds an option to acquire an aggregate of 775,000 shares exercisable at $2.00 per share at any time until April 30, 2008.

     On July 1, 2003, we granted Mr. Yih options exercisable to acquire 800,000 shares of common stock at $2.00 per share at any time until June 30, 2013.

The 1998 Stock Compensation Plan

     Effective June 1, 1998, we adopted and approved the 1998 Stock Compensation Plan. The purpose of the plan is to:

•	encourage ownership of our common stock by our officers, directors, employees and advisors;

•	provide additional incentive for them to promote our success and our business; and

•	encourage them to remain in our employ by providing them with an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.

     Options constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan which expires in June 2008. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.

     On October 17, 2000, the Company offered each option holder the opportunity to cancel all or some of the stock options previously granted in exchange for the granting on April 30, 2001 of options to acquire an equal number of shares with an exercise price equal to the then last sale price of the stock on April 30, 2001, for a new term of seven years expiring April 30, 2008.

     As of December 31, 2002, no options had been exercised and the following exchanged options to purchase shares of our common stock under the Plan remained outstanding:

•	stock options to purchase 3,025,500 shares at $2.00 per share through April 30, 2008, of which 1,181,000 are held by our directors and officers as a group.

Other Options and Warrants Outstanding

     As of December 31, 2002, the following additional options and warrants to purchase shares of our common stock were outstanding:

•	1,679,000 common stock purchase warrants which are publicly traded and which we issued in our April 1998 initial public offering to purchase 1,679,000 shares of common stock at $5.75 per share through April 15, 2005 (as amended)

•	146,000 stock purchase options to purchase 146,000 shares of common stock at $8.25 per share through April 15, 2005 (as amended), which we sold to the IPO underwriter and/or persons related to the underwriter

•	146,000 warrant purchase options to purchase 146,000 warrants at $0.20625 per warrant to purchase shares of common stock at $8.25 per share through April 15, 2003, which we sold to the IPO underwriter and/or persons related to the underwriter

•	options to purchase 35,000 shares at $5.00 per share through July 30, 2004, which we granted to a former financial consultant on July 31, 1999, for services rendered in connection with public relations

•	warrants to purchase 75,000 shares at $3.75 per share through November 30, 2004, and warrants to purchase 87,500 shares at $6.9375 per share through March 31, 2005, which we granted to two investors and a placement agent in connection with two tranches of our 3% Convertible Debentures on November 5, 1999, and March 22, 2000

•	warrants to purchase shares which we granted to a former financial consultant on June 1, 2001, for services rendered in connection with corporate development as follows:

•	100,000 shares at $2.29 per share exercisable through May 31, 2003;

•	80,000 shares at $3.43 per share exercisable through May 31, 2004; and

•	80,000 shares at $4.57 per share exercisable through May 31, 2005.

•	warrants to purchase 200,000 shares at $3.00 per share through August 15, 2006, which we granted to The Bauer Partnership, Inc. on August 16, 2001, in connection with a proposed debt placement which was never completed

•	warrants to purchase 150,000 shares at $1.7892 per share through April 14, 2005, which we granted to Navigator Investments Holding IX Limited on April 15, 2002, as a commitment fee in connection with an equity line of credit facility

     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE “FOR” THE ELECTION OF SUCH NOMINEES.

CERTAIN TRANSACTIONS

     Yu Chuan Yih, our chairman and president, is a director and principal shareholder of Gemological Institute of America, Hong Kong Limited. Mr. Yih is also a director of iBBC Inc. which has a subsidiary, Gemriver Jewelry Limited. During the fiscal years ended April 30, 2001 and 2002, and December 31, 2002, Mr. Yih and these affiliated companies received unsecured advances from, and made unsecured advances to, us, which were interest free and repayable on demand. The maximum amount due from Mr. Yih were $622,000, $243,000 and $0 during the fiscal years ended April 30, 2001 and 2002, and December 31, 2002. The closing balance due to Mr. Yih was $248,000 as of April 30, 2001. There was no outstanding amount with Mr. Yih as of April 30, 2002 and December 31, 2002.

     Certain of our banking facilities are collateralized by properties owned by Yih Yu Chuan and his personal guarantee to the extent of $8,440,000 and $8,311,000 as of April 30, 2002, and December 31, 2002. Mr. Yih has not received any additional compensation or consideration from us in return for his personal guarantees.

     During the fiscal year ended April 30, 1999, we provided a guarantee to a bank in respect of mortgage loans granted to Yu Chuan Yih to the extent of $632,000. As of December 31, 2002, the guarantee amount was $437,000.

     During the fiscal year ended April 30, 2000, we received management fee income of $36,000 from Gemological Institute of America, Hong Kong Limited, which were determined by the directors for the services provided.

     During the fiscal year ended April 30, 2001, we sold finished goods of $158,000 to Gemriver Jewelry Limited, which were made according to the published prices and conditions offered to our major customers. We also received from Gemriver Jewelry Limited for rental and management fee income of $21,000 and $32,000 respectively. In addition, we received management fee income of $27,000 from Gemological Institute of America, Hong Kong Limited, which were determined by the directors for the services provided.

     During the fiscal year ended April 30, 2002, we further acquired 68.8% equity interest of iBBC Inc. from entities controlled by a director for a consideration for $2,460,000.

ADDITIONAL MATTER TO BE VOTED UPON BY OUR SHAREHOLDERS

THE 2003 STOCK COMPENSATION PLAN PROPOSAL

     On July 1, 2003, we adopted and approved, subject to approval by our shareholders, our 2003 Stock Compensation Plan (the “2003 Plan”). We believe that a new plan is necessary since there are only a minimal number of options remaining under our 1998 Plan. We believe that the grant of stock options is accomplishing its purpose, which is to promote our and your interests by providing key employees with an opportunity to acquire a proprietary interest in us and to develop a stronger incentive to put forth maximum effort for our continued success and growth. In addition, the opportunity to acquire a propriety interest in us aids us in attracting and retaining key personnel of outstanding ability.

     Options granted under the 2003 Plan will constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The 2003 Plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the 2003 Plan, which expires in June 2013. The compensation committee has the sole authority to interpret the 2003 Plan and make all determinations necessary or advisable for administering the 2003 Plan. The exercise price for any incentive option or nonqualified option may be less than the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the 2003 Plan.

     On July 1, 2003, subject to shareholder approval of the 2003 Plan, we granted a total of 1,128,000 options to purchase 1,128,000 shares at $2.00 per share through June 30, 2013, including the following grants to our executive officers and directors:

•	150,000 options to AU Ka Man, our chief operating officer and a director

•	150,000 options to NG Hon Tak Ringo, our chief financial officer and a director

•	16,000 options to YUE Po Yee Elsa, a non-executive director

     THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT THEY VOTE “FOR” THE ESTABLISHMENT AND ADOPTION OF OUR 2003 STOCK COMPENSATION PLAN.

INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Moores Rowland Hong Kong is expected to attend the meeting and will have the opportunity to make a statement if he so desires. This representative will be available to respond to appropriate shareholder questions at that time.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 30, 2003. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

ANNUAL REPORT

     Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2002, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

OTHER BUSINESS

     Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

     UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 17, 2003. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, LJ INTERNATIONAL INC., UNIT #12, 12/F, BLOCK A, FOCAL INDUSTRIAL CENTRE, 21 MAN LOK STREET, HUNG HOM, KOWLOON, HONG KONG.

     The above notice and proxy statement are sent by order of the board of directors.

KA MAN AU Secretary

October 24, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
LJ INTERNATIONAL INC.
TO BE HELD DECEMBER 5, 2003

     The undersigned hereby appoints Yu Chuan Yih as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of LJ International Inc. held of record by the undersigned as of the close of business on October 17, 2003, at the Annual Meeting of Shareholders to be held on Friday, December 5, 2003, or any adjournment or postponement.

1.	ELECTION OF DIRECTORS

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

Y.C. Yih; K.M. Au; H.T. Ng; P.Y. Yue; L.C. Wang

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees’ names on the space provided below.)

2.	To approve the establishment of the 2003 stock compensation plan for the benefit of our officers, directors, employees and advisors (the “2003 Stock Compensation Plan Proposal”).

FOR	AGAINST	ABSTAIN

3.	In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND IN FAVOR OF ITEM (2).

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                      , 2003

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

☐  PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.